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                                                                Exhibit 10(cvix)


February 28, 1995



Hyster-Yale Materials
  Handling, Inc.
2701 N.W. Vaughn, Suite 900 (97210)
P.O. Box 2902
Portland, oregon  97208

NACCO Materials Handling
  Group, Inc.
2701 N.W. Vaughn, Suite 900 (97210)
P.O. Box 2902
Portland, Oregon  97208

Gentlemen:

                 Citicorp North America, Inc., individually and as agent (the "Agent") for certain banks (the "Lenders"), the Lenders, NACCO Materials Handling Group, Inc. ("NMHGI"), as successor in interest to each of Hyster Company ("Hyster") and Yale Materials Handling Corporation ("Yale"), and Hyster-Yale Materials Handling, Inc. (formerly known as Materials Handling Holding Company) ("Hyster-Yale", together with NMHGI, the "Borrowers") have entered into various financing arrangements as set forth in the agreements, documents and instruments described on Exhibit A attached hereto (all of the foregoing as the same may have been amended, modified, supplemented or extended, collectively, the "Credit Documents") pursuant to which the Lenders have provided financial accommodations to the Borrowers.

                 Concurrently herewith, the Borrowers have paid or caused to be paid or satisfied all of their obligations owing to the Lenders and the Agent under the Credit Documents as of the date hereof.

                 In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                 1. Releases. (a)(i) The Agent, acting for itself and on behalf of the Lenders, hereby releases, discharges and acquits the Borrowers from: (A) the obligations evidenced by the Credit Documents, all of which Credit Documents are hereby terminated, cancelled and of no further force and effect and (B) payment and performance of all obligations, liabilities and indebtedness to the Lenders and the Agent of every kind, nature and description, direct or indirect, absolute or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, however acquired, arising under or in connection with


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the Credit Documents and held by or owed to the Lenders or the Agent and (ii)
the Agent, acting for itself and on behalf of the Lenders, hereby terminates and releases any and all security interests in, liens upon, rights of setoff against and pledges of, and hereby reassigns to, the Borrowers all properties and assets of the Borrowers heretofore granted, pledged, assigned to, or otherwise claimed by, the Lenders or the Agent pursuant to the Credit Documents, whether personal, real or mixed, tangible or intangible. Notwithstanding the forgoing, the agreements set forth in Section 12.9 of the Amended and Restated Credit Agreement dated as of July 30, 1993, as amended, shall, as provided in such
Section 12.9, survive the termination of the Credit Documents and the repayment of the obligations thereunder as of the date hereof.

                 (b) The Borrowers, for themselves and on behalf of their respective predecessors, successors and assigns, for and in consideration of the releases above, do hereby release, discharge and acquit each of the Lenders and the Agent and their affiliates, officers, directors, agents, attorneys and employees and their respective successors and assigns from all obligations to the Borrowers (and their successors and assigns) and from any and all claims, demands, debts, accounts, contracts, liabilities, actions and causes of action, whether in law or in equity, that the Borrowers at any time had or have, or that they or their successors or assigns hereafter can or may have against the Lenders or the Agent and their affiliates, officers, directors, agents, attorneys or employees and their respective successors and assigns, directly or indirectly arising out of or in any way related to the Credit Documents or any transactions thereunder.

                 2. Delivery of Documents. The Agent agrees to deliver to the Borrowers (at the Borrowers' expense), upon the effectiveness hereof, the originals of that certain Master Revolving Note dated January 1, 1994 and that certain Master Term Note dated January 1, 1994 executed and delivered to the Lenders or the Agent by the Borrowers duly marked "paid in full" or "cancelled" as may be appropriate.

                 3. Further Assurances. The Agent further agrees to furnish, at the Borrowers' expense, additional releases and/or termination statements and such other and further documents, instruments and agreements as may be requested by the Borrowers, in order to effect and evidence more fully the matters covered hereby.

                 4. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original hereof and submissible into evidence and all of which together shall be deemed to be a single instrument.

                 5. Construction. All references to the "Lenders" or the "Agent" herein shall include their respective successors and




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assigns.  All references to the "Borrowers" herein shall include their successors and assigns.

                                                Very truly yours,

                                                CITICORP NORTH AMERICA, INC., as
                                                Agent



                                                By: __________________________
                                                    Name: Jeffrey D. Klein
                                                    Title: Vice President


ACKNOWLEDGED AND AGREED:

NACCO MATERIALS HANDLING GROUP, INC.



By: _________________________________
    Name:
    Title:


HYSTER-YALE MATERIALS HANDLING, INC.



By: ________________________________
    Name:
    Title:



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                                                                       Exhibit A



         1. Amended and Restated Credit Agreement dated July 30, 1993, among the Agent, the Lenders, Hyster-Yale, Yale and Hyster, as amended.

         2.      Guaranty, dated May 26, 1989, made by Hyster-Yale to the
                 Lenders.

         3. Security Agreement, dated as of May 26, 1989, between Hyster-Yale and the Agent.

         4. Holdings Pledge Agreement, dated as of May 26, 1989, between Hyster-Yale and the Agent.

         5. Assignment of Rights to Payment, dated as of May 26, 1989, made by Hyster-Yale to the Agent.

         6.      Guaranty, dated May 26, 1989, made by Yale to the Lenders.

         7. Security Agreement, dated as of May 26, 1989, between Yale and the Agent.

         8. Trademark and License Security Agreement, dated as of May 26, 1989, between Yale and the Agent.

         9. Patent and License Security Agreement, dated as of May 26, 1989, between Yale and the Agent.

         10. Yale Pledge Agreement, dated as of May 26, 1989, between Yale and the Agent.

         11. Pledge Agreement, dated as of May 26, 1989, between Yale and the Agent.

         12.     Deed of Charge, dated May 26, 1989, between Yale and the Agent.

         13. Collateral Assignment of Beneficial Interest in a Trust, dated as of May 26, 1989, made by Yale to the Agent.

         14.     Guaranty, dated May 26, 1989, made by Hyster to the Lenders.

         15. Security Agreement, dated as of May 26, 1989, between Hyster and the Agent.

         16. Trademark and License Security Agreement, dated as of May 26, 1989, between Hyster and the Agent.





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         17.     Patent and License Security Agreement, dated as of May 26,
                 1989, between Hyster and the Agent.

         18. Hyster Pledge Agreement, dated as of May 26, 1989, between Hyster and the Agent.

         19. Pledge Agreement, dated as of May 26, 1989, between Hyster and the Agent.

         20. Instrument of Pledge, dated as of May 26, 1989, among the Agent, Hyster and Hyster, B.V.

         21. Brazilian Pledge Agreement, dated as of May 26, 1989, among Hyster, Hyster Overseas Capital Corporation and the Agent.

         22. Deed of Change, dated as of May 26, 1989, between Hyster and the Agent.

         23. Aircraft Security Agreement, dated as of May 26, 1989, between Hyster and the Agent.

         24. Guaranty and Security Agreement, dated May 26, 1989, made by NACCO I Acquisition Corp. ("NACCO I") to the Lenders.

         25. NACCO I Pledge Agreement, dated as of May 26, 1989, between NACCO I and the Agent.

         26. Assignment of Rights to Payment, dated as of May 26, 1989, made by NACCO I to the Agent.

         27. North American Consultants, Inc. Pledge Agreement, dated as of May 26, 1989, between North American Consultants, Inc. and the Agent.

         28. Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents, dated as of May 26, 1989, among Hyster, Lawyers Title Insurance Company and the Agent, as amended (California - Commerce City).

         29. Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents, dated as of May 26, 1989, among Hyster, Lawyers Title Insurance Company and the Agent, as amended (California - Fresno).

         30. Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents, dated as of May 26, 1989, among Hyster, Lawyers Title Insurance Company and the Agent, as amended (California - Riverside).





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         31.     Mortgage, Security Agreement, Financing Statement and
                 Assignment of Rents, dated as of May 26, 1989, by Hyster in favor of the Agent, as amended (Illinois - Danville).

         32. Leasehold Mortgage, Security Agreement, Financing Statement and Assignment of Rents, dated as of May 26, 1989, by Hyster in favor of the Agent, as amended (Kentucky - Berea).

         33. Mortgage, Security Agreement, Financing Statement and Assignment of Rents, dated as of May 26, 1989, by Hyster in favor of the Agent, as amended (Kentucky - Berea).

         34. Landlord's Waiver and Consent Agreement, dated as of May 19, 1989, by and between the City of Berea, Kentucky and Hyster, as amended.

         35. Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents, dated as of May 26, 1989, among Hyster, Fidelity National Title Company of Oregon and the Agent, as amended (Oregon - East Portland).

         36. Mortgage, Security Agreement, Financing Statement and Assignment of Rents, dated as of May 26, 1989, by Yale in favor of the Agent, as amended (New Jersey - Flemington).

         37. Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents, dated as of May 26, 198, among Yale, Lawyers Title of North Carolina and the Agent, as amended (North Carolina - Greenville).

         38. Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents, dated as of May 26, 1989, among Yale, Lawyers Title of North Carolina and the Agent, as amended (North Carolina - Lenoir).

         39. Pledge Agreement, dated as of July 30, 1993, by and between Hyster-Yale and the Agent.

         40. Security Agreement, dated as of July 30, 1993, by and between NACCO Materials Handling Holding Company and the Agent.

         41.     Pledge Agreement, dated August 31, 1993, by Hyster and the
                 Agent.





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